Exhibit 10.1

EXECUTION VERSION

NII Capital Corp.

7.625% Senior Notes due 2021

________

Underwriting Agreement

March 24, 2011

Goldman, Sachs & Co.
200 West Street
New York, New York 10282-2198

As representative of the several Underwriters
named in Schedule I hereto,

Ladies and Gentlemen:

NII Capital Corp., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of $750,000,000 principal amount of the Notes of the Company, specified above (the “Notes”).  The Notes will be jointly and severally guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) on a senior unsecured basis by NII Holdings, Inc. (the “Parent) and the entities listed on Schedule III hereto (collectively, with the Parent, the “Guarantors”).

1.           Each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

(a)           An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”) on Form S-3 (File No. 333-173029) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company or any Guarantor (the prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”); any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act, any preliminary prospectus filed with the Registration Statement and any prospectus used in connection with the offering of Securities that omitted information deemed part of the Registration Statement pursuant to Rule 430B is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus or prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus or prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Parent filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(b)           No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust

Indenture Act”) and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Parent by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

(c)           For the purposes of this Agreement, the “Applicable Time” is 5:27 p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the final term sheet prepared and filed pursuant to Section 5(a) hereof, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule IV(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company or the Parent by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

(d)           The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Parent by an Underwriter through Goldman, Sachs & Co. expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule IV(b) hereto;

(e)           The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Parent by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

(f)           There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Parent, the Company and the subsidiaries of the Parent listed on Schedule II (each, a “Subsidiary” and collectively, the “Subsidiaries”), taken as a whole, from that set forth in the Pricing Prospectus provided to prospective purchasers of the Securities (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement);

(g)           Each of the Parent and the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Pricing Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Parent, the Company and the Subsidiaries, taken as a whole (a “Material Adverse Effect”);

(h)           Each of the Subsidiaries has been duly organized, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization (to the extent that such jurisdiction recognizes the legal concept of good standing), has the power and authority to own its property and to conduct its business as described in the Pricing Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction (to the extent that such jurisdiction recognizes the legal concept of good standing) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  All of the issued shares of capital stock, membership interests or equity interests, as the case may be, of the Company and each Subsidiary have been duly and validly authorized and issued, are fully paid and non assessable (to the extent that such jurisdiction recognizes the legal concept of non-assessability) and are owned directly or indirectly by the Parent and, except as described in the Pricing Prospectus, are free and clear of all liens, encumbrances, equities or claims.  The Subsidiaries listed on Schedule II are all of the subsidiaries of the Parent as of March 24, 2011 other than the Company and inactive subsidiaries;

(i)           The Parent has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued and outstanding shares of capital stock of the Parent have been duly authorized and are validly issued, fully paid and non assessable;

(j)           The Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the indenture to be dated as of March 29, 2011 (the “Indenture”) between the Company, the Guarantors and Wilmington Trust Company, as trustee (the “Trustee”), and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and the registered holders of the Notes will be entitled to the benefits of the Indenture;

(k)           The Guarantee by each Guarantor set forth in the Indenture has been duly authorized by such Guarantor and, when the Indenture has been executed and delivered by the parties thereto as of the Time of Delivery (as defined below) and the Securities have been delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be a valid and binding obligation of such Guarantor, enforceable against the Guarantors in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally and equitable principles of general applicability;

(l)           This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

(m)           The Indenture has been duly authorized by the Company and each Guarantor and, when executed and delivered by the parties thereto as of the Time of Delivery (as defined below), will be a valid and binding agreement of the Company and each Guarantor enforceable against the Company and each Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity.  The Indenture is substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and qualified under the Trust Indenture Act of 1939, as amended;

(n)           Subsequent to the date as of which information is given in the Pricing Prospectus, (i) none of the Parent, the Company or any of the Subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, in each case, not in the ordinary course of business or not described in or contemplated by the Pricing Prospectus; (ii) the Parent has not purchased any of its outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than repurchases of unvested shares of the Parent’s capital stock pursuant to its equity incentive plans and repurchases described in or contemplated by the Pricing Prospectus); and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any Guarantor, except in each case as described in or contemplated by the Pricing Prospectus;

(o)           The execution and delivery by the Company and each Guarantor of, and the performance by the Company and each Guarantor of their respective obligations under, this Agreement, the Indenture, and the Securities will not contravene any provision of (i) applicable law, (ii) the certificate of incorporation or by-laws of the Company and the Guarantors or (iii) any agreement or other instrument binding upon the Parent, the Company or any of the Subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Parent, the Company or any Subsidiary, except, with respect to clauses (i) and (iii), to the extent that any contravention would not have a Material Adverse Effect.  No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the Guarantors of their respective obligations under this Agreement, the Indenture, or the Securities, except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and as to which the failure to so obtain would not have a material adverse effect on the ability of the Company or the Guarantors to perform their respective obligations under this Agreement, the Indenture and the Securities;

(p)           Except as described or incorporated by reference in the Pricing Prospectus, each of the Parent, the Company and the Subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings, if any, with all federal, state and local and foreign governmental, administrative or regulatory authorities and organizations, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Pricing Prospectus, including providing digital enhanced specialized mobile radio services as currently conducted by them, except to the extent that the failure to obtain such licenses, consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings, if any, would not have a Material Adverse Effect and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect;

(q)           None of the Parent, the Company or any of the Subsidiaries is in violation of its certificate of incorporation or by-laws (or comparable corporate documents) and none of the Parent, the Company or any of the Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Parent, the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Parent, the Company or any Subsidiary is subject, except for such violations or defaults that are described in the Pricing Prospectus or would not result in a Material Adverse Effect;

(r)           There are no legal or governmental proceedings pending or, to the Parent’s knowledge, threatened to which the Parent, the Company or any of the Subsidiaries is a party or to which any of the properties of the Parent, the Company or any of the Subsidiaries is subject, other than proceedings accurately described in the Pricing Prospectus, that would have a material adverse effect on the power or ability of the Company or the Guarantors to perform their respective obligations under this Agreement, the Indenture, or the Securities or to consummate the transactions contemplated by the Pricing Prospectus;

(s)           Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries; and, to the best of the Company’s or any Guarantor’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(t)           None of the Company or any of the Guarantors is, or after giving effect to the offering and sale of the Securities, and the consummation of the transactions and the application of the proceeds thereof as described in each of the Pricing Prospectus and the Prospectus, will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(u)           (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company, Parent or any person acting on their behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Parent was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Parent was not an “ineligible issuer” as defined in Rule 405 under the Act;

(v)           PricewaterhouseCoopers LLP, who has issued a report with respect to the financial statements and supporting schedules for the Parent incorporated by reference in the Registration Statement, the Pricing Prospectus, and the Prospectus is an independent registered public accounting firm as required by the Public Accounting Oversight Board (United States), the Securities Act and the rules and regulations of the Commission thereunder;

(w)           The consolidated financial statements, together with the related schedules and notes, incorporated by reference in the Pricing Prospectus present fairly the financial position of the Parent and its consolidated subsidiaries at the dates indicated and the consolidated statements of operations, changes in stockholders’ equity and cash flows of the Parent and its consolidated subsidiaries for the periods specified (subject, in the case of unaudited financial statements, if any, to normal year-end adjustments); and said financial statements have been prepared in conformity with United States generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis throughout the periods involved;

(x)           Except as disclosed or incorporated by reference in the Pricing Prospectus, the Parent, the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(y)           Except as disclosed or incorporated by reference in the Pricing Prospectus, the Parent’s internal control over financial reporting, as determined in Rule 13a-15(f) of the Exchange Act, were evaluated for effectiveness by management of the Parent and were determined to be effective as of December 31, 2010, and since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Parent’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Parent’s internal control over financial reporting;

(z)           Except as disclosed or incorporated by reference in the Pricing Prospectus, the Parent maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that have been designed to ensure that information relating to the Parent and its subsidiaries that is required to be disclosed by the Parent in the reports that it files or submits under the Exchange Act is made known to the Parent’s management, including its principal executive officer and principal financial officer, and by others within those entities as appropriate to allow timely decisions regarding required disclosure; except as disclosed or incorporated by reference in the Pricing Prospectus, such disclosure controls and procedures were evaluated for effectiveness by management of the Parent and were determined to be effective as of December 31, 2010, and since the date of such evaluation, there have been no significant changes in the disclosure controls and procedures that are reasonably likely to materially adversely affect the disclosure controls and procedures;

(aa)           Except as disclosed or incorporated by reference in the Pricing Prospectus, the Parent is in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith that are effective as of the date hereof.

(bb)           None of the Parent, the Company or any of the Subsidiaries has committed any act in violation of the Foreign Corrupt Practices Act, as amended (the “FCPA”), that would have a Material Adverse Effect; the Parent maintains policies and procedures designed to ensure compliance with the FCPA and such policies and procedures are effective as of the date hereof.

(cc)           Except as described or incorporated by reference in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or any Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or any Guarantor;

(dd)           The operations of the Parent, the Company and the Subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Parent, the Company and the Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent, the Company or any of the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Parent, threatened.

(ee)           None of the Parent, the Company nor any of the Subsidiaries (collectively, the “Entity”) or any director, officer, employee, agent, affiliate or representative of the Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A)  the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) or other relevant sanctions authority (collectively, “Sanctions”), nor

(B)  located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

    (ii)  The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)  to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(ff)           The Parent, the Company and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect;

(gg)           To the knowledge of the Parent, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect;

(hh)           The Parent, the Company and the Subsidiaries own or have the right to use, or can acquire or obtain the right to use on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or have the right to use such Intellectual Property would not, singly or in the aggregate, have a Material Adverse Effect, or except as described or incorporated by reference in the Pricing Prospectus.  None of the Parent, the Company or any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Parent, the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

2.           Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.250% of the principal amount thereof, plus accrued interest, if any, from March 29, 2011 to the Time of Delivery (as defined below) hereunder, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

3.           Upon the authorization by you of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

4.           (a)  The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian.  The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company or the Parent to Goldman, Sachs & Co. at least forty-eight hours in advance, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC.  The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the “Designated Office”).  The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on March 29, 2011 or such other time and date as Goldman, Sachs & Co. and the Company or the Parent may agree upon in writing.  Such time and date are herein called the “Time of Delivery”.

(b)           The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 8 hereof, will be delivered at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 (the “Closing Location”), and the Securities will be delivered at the Designated Office, all at the Time of Delivery.  A meeting will be held at the Closing Location at 4:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.           Each of the Guarantors and the Company agree, jointly and severally, with each of the Underwriters:

(a)           To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to prepare a final term sheet, containing solely a description of the Securities, in a form approved by you and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such Rule; to file promptly all other material required to be filed by the Company or the Guarantors with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Guarantors with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Securities by the Underwriters

(references herein to the Registration Statement shall include any such amendment or new registration statement);

(b)           If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice therereof;

(c)           If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Securities remain unsold by the Underwriters, the Company and the Guarantors will file, if they have not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form satisfactory to you.  If at the Renewal Deadline the Parent is no longer eligible to file an automatic shelf registration statement, the Company and the Guarantors will, if they have not already done so, file a new shelf registration statement relating to the Securities, in a form satisfactory to you and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline.  The Company and the Guarantors will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities.  References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

(d)           Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company or any Guarantor shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(e)           (1) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act, and (2) if at any time prior to the Time of Delivery any event shall occur or condition shall exist as a result of which the Pricing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or, if for any other reason it shall be necessary during such same period to amend or supplement the Pricing Prospectus to comply with the Act, the Exchange Act or the Trust Indenture Act, to immediately notify the Underwriters thereof and forthwith prepare and file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as you may designate, such amendments or supplements to the Pricing Prospectus as may be necessary so that the statements in the Pricing Prospectus as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Pricing Prospectus will comply with the Act, the Exchange Act or the Trust Indenture Act;

(f)           To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Parent and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Parent, Rule 158);

(g)           Without the prior written consent of Goldman, Sachs & Co. on behalf of the Underwriters, it will not, during the period ending 30 days after the date of the Prospectus, offer, sell, contract to sell, pledge or otherwise dispose of any debt securities of the Parent or the Company or warrants to purchase debt securities of the Parent or the Company substantially similar to the Securities (other than the sale of the Securities under this Agreement);

(h)           To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act; and

(i)           To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds.”

   6.

(a)        (i)           Each of the Guarantor and the Company, jointly and severally, represents and agrees that, other than the final term sheet prepared and filed pursuant to Section 5(a) hereof, without the prior consent of Goldman, Sachs & Co., it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act;

(ii)           each Underwriter represents and agrees that, without the prior consent of the Company and Goldman, Sachs & Co., other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of Securities or a free writing prospectus that is not an Issuer Free Writing Prospectus (other than the final term sheet prepared and filed pursuant to Section 5(a) hereof) and that contains only information describing the preliminary terms of the Securities or their offering or information that is included in the Pricing Prospectus or the final term sheet, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus; and

(iii)           any such free writing prospectus the use of which has been consented to by the Company and Goldman, Sachs & Co. (including the final term sheet prepared and filed pursuant to Section 5(a) hereof) is listed on Schedule IV(a) hereto;

(b)           The Company and the Guarantors have complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(c)           Each of the Guarantors and the Company, severally and jointly, agree that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company or any Guarantor will give prompt notice thereof to

Goldman, Sachs & Co. and, if requested by Goldman, Sachs & Co., will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Parent by an Underwriter through Goldman, Sachs & Co. expressly for use therein.

7.           Each of the Guarantors and the Company covenants and agrees, jointly and severally, with the several Underwriters that the Company or the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s and the Guarantors’ counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing (which does not include legal fees of the Underwriters associated therewith) any Agreement among Underwriters, this Agreement, the Indenture, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(d) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey, including the costs of printing and producing thereof; (iv) any fees charged by securities rating services for rating the Securities; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Securities; (vi) all fees and expenses, if any, in connection with listing the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (ix) the costs and expenses of the Company and the Guarantors relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Parent, travel and lodging expenses of the representatives and officers of the Company and the Guarantors and any such consultants, and the cost of any aircraft chartered in connection with the road show; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this

Section.  It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

8.           The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantors herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Guarantors shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)           The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; the final term sheet contemplated by Section 5(a) hereof, and any other material required to be filed by the Company or any Guarantor pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)           Shearman & Sterling LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)           Williams Mullen, special counsel for the Parent, shall have furnished to you their written opinion (a form of such opinion is attached as Annex I hereto), dated the Time of Delivery, in form and substance satisfactory to you;

(d)           Special foreign counsel for the Parent in Argentina, Brazil, Chile, Mexico and Peru shall have furnished to you their written opinion (a form of such opinion is attached as Annex II(a), (b), (c), (d) and (e), respectively, hereto), dated the Time of Delivery, in form and substance satisfactory to you

(e)           On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(f)           There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Parent, the Company and the Subsidiaries, taken as a whole, from that set forth in the Pricing Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Pricing Prospectus;

(g)           On or after the Applicable Time, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s or any Guarantor’s securities by any “nationally recognized statistical rating organization,” as such term is used under Section 15E of the Exchange Act;

(h)           On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq Global Select Market; (ii) a suspension or material limitation in trading in the Parent’s securities on the Nasdaq Global Select Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in  clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

(i)           The Company and the Guarantors shall have complied with the provisions of Section 5(e) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(j)           The Company and the Guarantors shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and the Guarantors satisfactory to you as to the accuracy of the representations and warranties of the Company and the Guarantors herein at and as of such time, as to the performance by the Company and the Guarantors of all of its obligations hereunder to be performed at or prior to such time, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.  The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

9.           (a)           Each of the Company and the Guarantors will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or the Parent by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

(b)           Each Underwriter will indemnify and hold harmless the Company and each Guarantor against any losses, claims, damages or liabilities to which the Company or any Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or the Parent by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company or any Guarantor for any legal or other expenses reasonably incurred by the Company or any Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)           Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other from the offering of the Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)           The obligations of the Company and the Guarantors under this Section 9 shall be in addition to any liability which the Company or any Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the

Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or any Guarantor and to each person, if any, who controls the Company or any Guarantor within the meaning of the Act.

10.           (a)  If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein.  If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Parent, on behalf the Company and the Guarantors, shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms.  In the event that, within the respective prescribed periods, you notify the Parent that you have so arranged for the purchase of such Securities, or the Parent notifies you that it has so arranged for the purchase of such Securities, you or the Parent shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and the Guarantors agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Parent as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Parent shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Parent as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Parent shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Parent, except for the expenses to be borne by the Company and the Guarantors and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.           The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any Guarantor, or any officer or director or controlling person of the Company or any Guarantor, and shall survive delivery of and payment for the Securities.

12.           If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor any Guarantor shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company and the Guarantors will reimburse the Underwriters through you for all out of pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but neither the Company nor any Guarantor shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13.           In all dealings hereunder, Goldman, Sachs & Co. shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by Goldman, Sachs & Co.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representative at 200 West Street, New York, New York 10282-2198, Attention: Registration Department; and if to the Company or any Guarantor shall be delivered or sent by mail, telex or facsimile transmission to c/o NII Holdings, Inc., 1875 Explorer Street, 10th Floor, Reston, Virginia 20190, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Parent by you upon request.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company or any Guarantor, which information may include the name and address of their respective clients, as well as other information that will allow  the underwriters to properly identify their respective clients.

14.           This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantors and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company or any Guarantor and each person who controls the Company or any Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.           Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission's office in Washington, D.C. is open for business.

16.           Each of the Guarantors and the Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Guarantor, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Guarantor on other matters) or any other obligation to the Company or any Guarantor except the obligations expressly set forth in this Agreement and (iv) the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate.  The Company and the Guarantors agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Guarantor, in connection with such transaction or the process leading thereto.

17.           This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the Underwriters, or any of them, with respect to the subject matter hereof.

18.           THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT

REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.  Each of the Guarantors and the Company agrees that any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and each of the Guarantors and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.

19.           The Company, each of the Guarantors and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.           This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

21.           Notwithstanding anything herein to the contrary, the Company and any Guarantor is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company or any Guarantor relating to that treatment and structure, without the Underwriters, imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Guarantors.  It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Guarantors for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

NII Capital Corp.

By:	/s/ Gary Begeman
Name: Gary D. Begeman
Title: VP and Secretary

NII Holdings, Inc.

By:	/s/ Gary Begeman
Name: Gary D. Begeman
Title: Executive VP,
General Counsel
and Secretary

Nextel International (Services), Ltd.

By:	/s/ Gary Begeman
Name: Gary D. Begeman
Title: VP and Secretary

NII Funding Corp.

By:	/s/ Gary Begeman
Name: Gary D. Begeman
Title: VP and Secretary

  Signature Page to Underwriting Agreement (Notes)

NII Aviation, Inc.

By:	/s/ Gary Begeman
Name: Gary D. Begeman
Title: VP and Secretary

NII Global Holdings, Inc.

By:	/s/ Gary Begeman
Name: Gary D. Begeman
Title: VP and Secretary

Signature Page to Underwriting Agreement (Notes)

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

On behalf of each of the Underwriters

Signature Page to Underwriting Agreement (Notes)

SCHEDULE I

Principal Amount of Securities to be Purchased
Underwriter
Goldman, Sachs & Co.	375,000,000
Credit Suisse Securities (USA) LLC	150,000,000
Deutsche Bank Securities Inc.	75,000,000
J.P. Morgan Securities LLC	75,000,000
Morgan Stanley & Co. Incorporated	75,000,000
Total	750,000,000

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SCHEDULE II

Subsidiaries

Nextel International (Services) Ltd.
NII Funding Corp.
NII Aviation, Inc.
NII Capital Corp.
NII Global Holdings, Inc.
NII International Holdings S.à r.l.
NII International Telecom S.à r.l.
NIHD Telecom Holdings B.V.
NII 4G, S. de R.L. de C.V.
Nextel International (Uruguay), LLC
Comunicaciones Nextel de México, S.A. de C.V.
Prestadora de Servicios de Radiocomunicación, S. de R.L. de C.V.
Servicios NII, S. de R.L. de C.V.
NII Telecom, S. de R.L. de C.V.
Teletransportes Integrales, S. de R.L. de C.V.
Servicios de Radiocomunicación Móvil de México, S.A. de C.V.
Radiophone, S.A. de C.V.
Fonotransportes Nacionales, S.A. de C.V.
Fonotransportes, S.A. de C.V.
Inversiones Nextel de México, S.A. de C.V.
Delta Comunicaciones Digitales, S.A. de C.V.
Operadora de Comunicaciones, S.A. de C.V.
NII Digital, S. de R.L. de C.V.
NII Digital XXI, S. de R.L. de C.V.
Fundación Nextel, A.C.
Nextel Uruguay S.A.
NII International Mobile S.à r.l.
McCaw International (Brazil), LLC
Airfone Holdings, LLC
Nextel Telecomunicações S.A.
Nextel Telecomunicações Ltda.
Nextel Telecomunicações de Longa Distancia Ltda.
Nextel Telecomunicações SMP Ltda.
Nextel Serviços de Telecomunicações Ltda.
RMD do Brasil S.A.
Rádio Móvel Digital S.A.
Telcom Telecomunicações do Brasil Ltda.
Sunbird Participações Ltda.
Sunbird Telecomunicações Ltda.
NII Mercosur Móviles, S.L.
NII Mercosur Telecom, S.L.

S-II-1

Nextel Communications Argentina S.R.L.
Nextel Chile S.A.
Centennial Cayman Corp. Chile S.A.
Multikom S.A.
Conect S.A.
Nextel del Perú S.A.
NII Mercosur, LLC
NII Holdings (Cayman), Ltd.
Nextel International (Argentina), Ltd.
Centennial Cayman Corp.
Nextel International (Peru) LLC
Nextel International (Indonesia) LLC

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SCHEDULE III

Guarantors

NII Holdings, Inc.
Nextel International (Services), Ltd.
NII Funding Corp.
NII Aviation, Inc.
NII Global Holdings, Inc.

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SCHEDULE IV

(a)           Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

Netroadshow, dated March 24, 2011, for the Securities

(b)           Additional Documents Incorporated by Reference:

None

S-IV-1

ANNEX I

FORM OF OPINION OF WILLIAMS MULLEN, COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 8(C)

A.      The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Pricing Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

B.      Each Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate power and authority to own its property and to conduct its business as described in the Pricing Disclosure Package and the Prospectus and is duly qualified to transact business and, to the extent applicable, is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

C.      This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

D.      The authorized capital stock of the Parent conforms as to legal matters in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus.

E.      The shares of common stock, par value $0.001 per share, of the Parent outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable under the Delaware General Corporation Law.

F.      All of the issued and outstanding shares of capital stock of the Company and each Guarantor (other than the Parent) have been duly and validly authorized and issued, are fully paid and non-assessable, are owned directly or indirectly by the Parent and, to counsel’s knowledge and except as described in the Pricing Disclosure Package and the Prospectus, are free and clear of all liens and encumbrances.

G.      The Notes have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company,

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enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including the availability of equitable remedies, and (C) procedural requirements of law applicable to the exercise of creditors’ remedies.

H.      The Guarantee by each Guarantor set forth in the Indenture has been duly authorized by such Guarantor and, when the Indenture has been executed and delivered by the parties thereto as of the Time of Delivery and the Securities have been delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be a valid and binding obligation of such Guarantor, enforceable against each Guarantor in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including the availability of equitable remedies, and (C) procedural requirements of law applicable to the exercise of creditors’ remedies.

I.      The Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including the availability of equitable remedies and (C) procedural requirements of law applicable to the exercise of creditors’ remedies.  The Indenture has been duly qualified under the Trust Indenture Act.

J.      The execution and delivery by the Company and each Guarantor of, and the performance by the Company and each Guarantor of its obligations under, this Agreement, the Indenture and the Securities will not contravene (A) any provision of law applicable to the Company or any Guarantor, (B) the Certificate of Incorporation or the Bylaws of the Company or any of the Guarantors, as applicable, (C) the terms of any agreement or other instrument to be listed on a schedule hereto, or (D) to counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Guarantor, except, with respect to clauses (A) and (C), to the extent that any such contravention would not have a Material Adverse Effect.

K.      No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or any Guarantor of its obligations under this Agreement, the Indenture or the Securities, except such as have been obtained or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities (as to

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which such counsel expresses no opinion) and as to which the failure to so obtain would not materially adversely affect the ability of the Company or any Guarantor to perform its obligations under this Agreement, the Indenture or the Securities.

L.      None of the Company or any Guarantor is, and after giving effect to the offering and sale of the Securities and the consummation of the transactions and application of the proceeds thereof as described in the Pricing Disclosure Package and the Prospectus will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

M.        The statements relating to legal matters, documents or proceedings included in the Pricing Disclosure Package and the Prospectus under the caption “Description of Notes” fairly summarize, in all material respects, such matters, documents or proceedings.

N.      The statements in the Pricing Disclosure Package and the Prospectus under the caption “Material United States Federal Income Tax Considerations,” insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.

O.      The documents incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus or any further amendment or supplement thereto made by the Parent prior to the Time of Delivery (except for the financial statements, notes thereto and schedules and other financial and accounting information and data derived therefrom included or incorporated by reference therein (collectively, the “Excluded Information”), as to which such counsel expresses no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

P.      The Registration Statement, the Prospectus and any further amendments and supplements thereto, as applicable, made by the Company or any Guarantor prior to the Time of Delivery (other than the Excluded Information, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder.

Q.      To such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which the Parent, the Company or any of the Subsidiaries is or may be a party or to which any of the properties of the Parent, the Company or any of the Subsidiaries is or may be subject that are required to be described in the Pricing Disclosure Package and the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Pricing Disclosure Package and the Prospectus that are not described as required.

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In addition, such counsel shall state that nothing came to the attention of such counsel that causes such counsel to believe that the Registration Statement or any further amendment thereto made prior to the Time of Delivery (except for the Excluded Information, as to which such counsel need not express any opinion), when such part or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Pricing Disclosure Package (except for the Excluded Information, as to which such counsel need not express any opinion), as of the Applicable Time, or the Preliminary Prospectus forming part of the Registration Statement at the time it became effective and the Prospectus (except for the Excluded Information, as to which such counsel need not express any opinion), each as of its date or as of the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Disclosure Documents (except as specified in its opinion dated the date thereof with respect to the statements under the captions “Material United States Federal Income Tax Considerations” and “Description of Notes”).

With respect to the immediately preceding paragraph, Williams Mullen may state that their beliefs are based upon their participation in the preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

A-I-4

ANNEX II(a)

FORM OF OPINION OF ARGENTINA COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 8(D)

1.     Nextel Communications Argentina S.R.L. (“Nextel Argentina”) has been duly incorporated, is validly existing as a limited liability company in good standing under the laws of the Republic of Argentina, has the corporate power and authority to own its property and to conduct its business as described in the Pricing Disclosure Package, the Prospectus and Form 10-K and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Argentina;

2.     Nextel Argentina (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Argentine governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Pricing Disclosure Package, the Prospectus and Form 10-K, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Argentina and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Argentina, except as described in the Pricing Disclosure Package, the Prospectus and Form 10-K; for the avoidance of any doubt it is clarified that the term “embargoes” used in the Pricing Disclosure Package and the Prospectus under the caption “Risk Factors – Risk Factors Relating to Our Company – We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating plans. – Our operating companies are subject to local laws and government regulations in the countries in which they operate, and we are subject to the U.S. Foreign Corrupt Practices Act, which could limit our growth and strategic plans and negatively impact our financial results,” includes, exclusively in connection with Argentina, orders from local governments and/or the judiciary seeking for cells to be modified or removed from its current locations;

3.     The statements in (i) the Form 10-K under the captions “Business – Operating Companies – Argentina – Regulatory and Legal Overview,” “Business – Operating Companies – Argentina – Foreign Currency Controls, Dividends and Tax Regulation,” and “Management’s Discussion and Analysis of Financial Condition and

A-II(a)-1

Results of Operations – Executive Overview – Argentine Contingencies,” and (ii) the Pricing Disclosure Package and the Prospectus under the caption “Risk Factors – Risk Factors Relating to Our Company – We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating plans – Our operating companies are subject to local laws and government regulations in the countries in which they operate, and we are subject to the U.S. Foreign Corrupt Practices Act, which could limit our growth and strategic plans and negatively impact our financial results,” in each case, insofar as such statements constitute summaries of the Argentine legal matters, documents or proceedings related to Nextel Argentina, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and

4.     There are no restrictions (legal, contractual or otherwise) on the ability of Nextel Argentina, other than those described in the Pricing Disclosure Package, the Prospectus and Form 10-K, to: (i) declare and pay any dividends or make any payment to its stockholders; and (ii) to transfer any property to its stockholders; and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company; and such descriptions, if any, fairly summarize such restrictions.

A-II(a)-2

ANNEX II(b)

FORM OF OPINION OF BRAZIL COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 8(D)

(A)           Nextel Telecomunicações Ltda. (“Nextel Ltda.”) is a limited liability company (sociedade limitada) duly formed and existing under the laws of the Federative Republic of Brazil (“Brazil”).  Under the terms of Nextel Ltda.’s articles of association and other corporate documents, Nextel Ltda. has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in NII’s 2010 Form 10-K, in the Pricing Disclosure Package and in the Prospectus, except where such failure to have corporate authority would not have a material adverse effect on the Brazilian Subsidiaries, taken as a whole;

(B)           Nextel Telecomunicações de Longa Distância Ltda., a subsidiary of Nextel Ltda. (“Nextel LD”) is a limited liability company (sociedade limitada) duly formed and existing under the laws of Brazil.  Under the terms of Nextel LD’s articles of association and other corporate documents, Nextel LD has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in NII’s 2010 Form 10-K, in the Pricing Disclosure Package and in the Prospectus, except where such failure to have corporate authority would not have a material adverse effect on Nextel LD;

(C)           Nextel Telecomunicações SMP Ltda. (“Nextel SMP”) is a limited liability company (sociedade limitada) duly formed and existing under the laws of Brazil.  Under the terms of Nextel SMP’s articles of association and other corporate documents, Nextel SMP has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in NII’s 2010 Form 10-K, in the Pricing Disclosure Package and in the Prospectus, except where such failure to have corporate authority would not have a material adverse effect on Nextel SMP;

(D)           Nextel Telecomunicações S.A. (“Nextel S.A.”) is a corporation (sociedade por ações) duly formed and existing under the laws of Brazil.  Under the terms of Nextel S.A.’s bylaws and other corporate documents, Nextel S.A. has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in NII’s 2010 Form 10-K, in the Pricing Disclosure Package and in the Prospectus, except where such failure to have corporate authority would not have a material adverse effect on Nextel S.A.;

(E)           Nextel Serviços de Telecomunicações Ltda. (“Nextel Serviços”) is a limited liability company (sociedade limitada) duly formed and existing under the laws of Brazil.  Under the terms of Nextel Serviços’ articles of association and other corporate documents, Nextel Serviços has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in NII’s 2010 Form 10-K, in the Pricing Disclosure Package and in the Prospectus, except where such failure to have corporate authority would not have a material adverse effect on Nextel Serviços;

A-II(b)-1

(F)           RMD do Brasil S.A. (“RMD S.A.”) is a corporation (sociedade por ações) duly formed and existing under the laws of Brazil.  Under the terms of RMD S.A.’s bylaws and other corporate documents, RMD S.A. has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in NII’s 2010 Form 10-K, in the Pricing Disclosure Package and in the Prospectus, except where such failure to have corporate authority would not have a material adverse effect on RMD S.A.;

(G)           Rádio Móvel Digital S.A. (“Rádio Móvel S.A.”) is a corporation (sociedade por ações) duly formed and existing under the laws of Brazil.  Under the terms of Rádio Móvel S.A.’s bylaws and other corporate documents, Rádio Móvel S.A. has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in NII’s 2010 Form 10-K, in the Pricing Disclosure Package and in the Prospectus, except where such failure to have corporate authority would not have a material adverse effect on Rádio Móvel S.A.;

(H)           Telcom – Telecomunicações do Brasil Ltda. (“Telcom”) is a limited liability company (sociedade limitada) duly formed and existing under the laws of Brazil.  Under the terms of Telcom’s articles of association and other corporate documents, Telcom has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in NII’s 2010 Form 10-K, in the Pricing Disclosure Package and in the Prospectus, except where such failure to have corporate authority would not have a material adverse effect on Telcom;

(I)           Sunbird Telecomunicações Ltda. (“Sunbird Ltda.”) is a limited liability company (sociedade limitada) duly formed and existing under the laws of Brazil.  Under the terms of Sunbird Ltda.’s articles of association and other corporate documents, Sunbird Ltda. has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in NII’s 2010 Form 10-K, in the Pricing Disclosure Package and in the Prospectus, except where such failure to have corporate authority would not have a material adverse effect on Sunbird Ltda.;

(J)           Sunbird Participações Ltda. (“Sunbird Par”, and jointly with Nextel Ltda., Nextel S.A., Nextel LD, Nextel SMP, Nextel Serviços, RMD S.A., Rádio Móvel S.A., Telecom and Sunbird Ltda. the “Brazilian Subsidiaries”) is a limited liability company (sociedade limitada) duly formed and existing under the laws of Brazil.  Under the terms of Sunbird Par’s articles of association and other corporate documents, Sunbird Par has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in NII’s 2010 Form 10-K, in the Pricing Disclosure Package and in the Prospectus, except where such failure to have corporate authority would not have a material adverse effect on Sunbird Par;

(K)           Except (a) for certain local state and municipal permits related to site leases for the installation of towers and (b) for certain licenses related to Telcom and Sunbird Ltda., which are currently under process of renewal before the Brazilian National Telecommunications Agency (ANATEL), which permits and licenses are not, individually or in the aggregate, material, each of the Brazilian Subsidiaries: (i) has all

A-II(b)-2

necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Brazilian governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to conduct its business in the manner described in or contemplated by NII’s 2010 Form 10-K, in the Pricing Disclosure Package and the Prospectus, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on the Brazilian Subsidiaries, taken as a whole; and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Brazilian Subsidiaries, taken as a whole, except as described in NII’s 2010 Form 10-K, in the Pricing Disclosure Package and in the Prospectus; and

(L)           The statements contained in the Pricing Disclosure Package and in the Prospectus under the captions “Risk Factors – Risk Factors Relating to Our Company - We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating plans – We are subject to foreign taxes in the countries in which we operate, which may reduce amounts we receive from our operating companies or may increase our tax costs,” insofar as it relates to certain tax assessment notices received by Nextel Ltda., “Risk Factors – Risk Factors Relating to Our Company – Our current and future debt may limit our flexibility and increase our risk of default,” “Risk Factors – Risk Factors Relating to Our Company – We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating plans – Our operating companies are subject to local laws and government regulations in the countries in which they operate, and we are subject to the U.S. Foreign Corrupt Practices Act, which could limit our growth and strategic plans and negatively impact our financial results,” “Risk Factors – Risk Factors Relating to Our Company – The costs we incur to connect our operating companies’ networks with those of other carriers are subject to local laws in the countries in which they operate and may increase, which could adversely impact our financial results,”, “Risk Factors – Risk Factors Relating to Our Company – If our licenses to provide mobile services are not renewed or are modified or revoked, our business may be restricted” and the statements contained in NII’s 2010 Form 10-K under the caption “Business – L. Operating Companies – 1. Brazil,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Executive Overview – Brazilian Contingencies,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Results of Operations – Year Ended December 31, 2010 vs. Year Ended December 31, 2009 – Segment Results – Nextel Brazil,” in each case insofar as certain parts of such statements constitute summaries of Brazilian legal matters, legal documents or legal proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions

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under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading.

(M)           There are no legal restrictions on the ability of Nextel S.A. (the Brazilian subsidiary through which any dividend is expected to flow), Nextel Ltda., Nextel LD, Nextel SMP, Nextel Serviços, RMD S.A., Rádio Móvel S.A., Telcom, Sunbird Ltda., or Sunbird Par, to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Pricing Disclosure Package, in the Preliminary Prospectus and in NII’s 2010 Form 10-K and such restrictions would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Brazilian Subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

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ANNEX II(c)

FORM OF OPINION OF CHILE COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 8(D)

1.           Centennial Cayman Corp Chile S.A. and Multikom S.A. (the “Operating Companies”) have been duly incorporated, are validly existing as corporations and are in good standing under the laws of Chile, have the corporate power and authority to own their property and to conduct their business as described in the Pricing Disclosure Package, the Prospectus and the Form 10-K and are duly qualified to transact business and to own or lease property in Chile, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Operating Companies.

2.           The Operating Companies have no subsidiaries.

3.           Each of the Operating Companies has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Chilean governmental, administrative or regulatory authorities to own, lease, license and use its properties and assets and to conduct its business in the manner described in or incorporated by reference in the Pricing Disclosure Package and the Prospectus, except: (i) as otherwise described in or incorporated by reference in the Pricing Disclosure Package and the Prospectus; and/or (ii) to the extent that the failure to obtain such licenses, consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on the Operating Companies, taken as a whole.

4.           Except as described in or incorporated by reference in the Pricing Disclosure Package and the Prospectus, to our knowledge, none of the Operating Companies has received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Operating Companies, taken as a whole.

5.           The statements contained in the Pricing Disclosure Package and the Prospectus under the captions “Risk Factors – Risk Factors Relating to our Company.  We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating plans” (only as they relate to the Operating Companies) and the statements contained in the Form 10-K under the captions “Business – Operating Companies – Chile – Competition,” “Business – Operating Companies – Chile – Regulatory and Legal Overview”, and “Business – Operating Companies – Chile – Foreign Currency Controls, Dividends and Tax Regulation,” in each case insofar as such statements constitute summaries of the Chilean legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no

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material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading.

6.           There are no restrictions (legal, contractual or otherwise) on the ability of the Operating Companies to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described or incorporated by reference in the Pricing Disclosure Package and the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Operating Companies, taken as a whole; and such descriptions, if any, fairly summarize such restrictions (without considering as restrictions for these purposes any relevant taxes to be paid by the Operating Companies at a corporate level or by any shareholder of the Operating Companies as a foreign investor).

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ANNEX II(d)

FORM OF OPINION OF MEXICO COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 8(D)

1.           Comunicaciones Nextel de México, S.A. de C.V. (“Nextel México”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of Mexico, has the corporate power and authority to own its property and to conduct its business as described in the Pricing Disclosure Package, the Prospectus and the 10-K Form and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel México and its subsidiaries, taken as a whole;

2.           each subsidiary of Nextel México has been duly incorporated, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Pricing Disclosure Package, the Prospectus and the 10-K Form and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel México and its subsidiaries, taken as a whole;

3.           each of Nextel México and its subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Mexican governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Pricing Disclosure Package, the Prospectus and the 10-K Form, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel México and its subsidiaries, taken as a whole, and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel México and its subsidiaries, taken as a whole, except as described in the Pricing Disclosure Package, the Prospectus and the 10-K Form;

4.           each of Nextel México’s license-holding subsidiaries that is required pursuant to Mexican law to do so, has filed an application with the Mexican Ministry of Communications and Transportation (“SCT”) to renew 12 (twelve) of the governmental concessions they hold for an equal term as such originally granted.  All the applications

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were timely and properly filed and the SCT’s resolutions approving the requested renewals have not been issued.  Due to the foregoing, the term of 12 (twelve) of those concessions have already expired or will soon expire.  Nevertheless we do not foresee any reason according to which the SCT could deny the renewal applications since the latter should be approved under standard procedural basis, however the granting of such approval cannot be guaranteed in any manner whatsoever.

5.           the statements contained or incorporated by reference in the 10-K Form under the captions specifically reviewed “Business-Operating Companies-Mexico-Operating Company Overview”, “Business-Operating Companies-Mexico-Competition”, “Business-Operating Companies-Mexico-Regulatory and Legal Overview”, “Business-Operating Companies-Mexico-Foreign Currency Controls, Dividends and Tax Regulation”, and in the Pricing Disclosure Package and the Prospectus under the captions specifically reviewed “Risk Factors – Risk Factors Relating to Our Company – We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating plans”, “Risk Factors – Risk Factors Relating to Our Company – Our current and future debt may limit our flexibility and increase our risk of default”, “Risk Factors – Risk Factors Relating to Our Company – Costs, regulatory requirements and other problems we encounter as we deploy our third generation networks could adversely affect our operations.  The deployment of new technology and service offerings could distract management from our current business operations or cause network degradation and loss of customers”, “Risk Factors – Risk Factors Relating to Our Company – If our licenses to provide mobile services are not renewed, or are modified or revoked, our business may be restricted”, “Risk Factors – Risk Factors Relating to this Offering”, in each case insofar as such statements constitute summaries of the Mexican legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and

6.           there are no restrictions (legal or contractual or otherwise) on the ability of Nextel México to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Pricing Disclosure Package and the Prospectus and the 10-K Form and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company’s Mexican subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

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ANNEX II(e)

FORM OF OPINION OF PERU COUNSEL FOR THE COMPANY, PURSUANT TO SECTION 8(D)

(A)           Nextel del Peru S.A. (“Nextel Peru”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of Peru, has the corporate power and authority to own its property and to conduct its business as described in the Form 10-K, the Pricing Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Peru;

(B)           Nextel Peru has no subsidiaries;

(C)           Nextel Peru (i) has all necessary concessions, licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Peruvian governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Form 10-K, the Pricing Disclosure Package and the Prospectus, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Peru and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Peru, except as described in the Form 10-K, Pricing Disclosure Package and the Prospectus;

(D)           The statements contained in the Form 10-K, under the captions “Business-Operating Companies-Peru-Competition”, “Business-Operating Companies-Peru-Regulatory and Legal Overview” and “Business-Operating Companies-Peru-Foreign Currency Controls; Dividends and Tax Regulation” and in the Pricing Disclosure Package and the Prospectus under the captions “Risk Factors – Risk Factors Relating to Our Company.  If our licenses to provide mobile services are not renewed, or are modified or revoked, our business may be restricted” and “Risk Factors Related to Our Company – We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which represents risks to our operating plans” related to Peru, in each case insofar as such statements constitute summaries of the Peruvian law and legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading.

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Notwithstanding, in relation with the statements contained in the Form 10-K, under the caption “Business - Operating Companies - Peru - Foreign Currency Controls; Dividends and Tax Regulation”, on January 26, 2011, the rights and obligations under the legal stability agreements executed by and between the Peruvian government and Nextel International (Peru), LLC, the former majority shareholder of Nextel Peru, on May 31, 2001 and on September 21, 2007, were duly assigned to NII Mercorsur Telecom, S.L., a Spanish corporation, which is the new majority shareholder of Nextel Peru; and

There are no restrictions (legal, contractual or otherwise) on the ability of Nextel Peru to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Form 10-K, the Pricing Disclosure Package and the Prospectus, and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of Nextel Peru; and such descriptions, if any, fairly summarize such restrictions.

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